GRAIL ADVISORS ACTIVELY MANAGED ETFS

SUPPLEMENT DATED OCTOBER 8, 2010
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 31, 2009

This supplement updates the Prospectus as follows:

For the Grail McDonnell Core Taxable Bond ETF, the third and fourth sentences under “Principal Investment Strategies” on page 8 of the Prospectus are deleted and replaced in their entirety with the following:

“While the ETF may invest in securities of any maturity, under normal circumstances, the average effective duration of the portfolio is typically expected to range from three to six years.  Effective duration is a measure of the underlying portfolio’s price sensitivity to changes in interest rates and the approximate impact those changes have on the expected cash flows of the underlying bonds.”

In addition, the fourth and fifth sentences under “Description of Principal Risks - Interest Rate Risk” on page 14 of the Prospectus are deleted and replaced in their entirety with the following:

“Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.  Effective duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.